UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

OCTOBER 20, 2004

Date of Report (Date of earliest event reported)

DIONEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-11250	94-2647429

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1228 Titan Way,
Sunnyvale, CA 94088

(Address of principal executive offices, including zip code)

(408) 737-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition.

     On October 20, 2004, Dionex issued a press release announcing the financial results for the quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

Exhibit
No.	Description
99.1	Press Release dated October 20, 2004 reporting Dionex Corporation’s results for the quarter ended September 30, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DIONEX CORPORATION
Dated: October 20, 2004	By:	/s/ Craig A. McCollam
Craig A. McCollam
Vice President, Finance and Administration and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release of Dionex Corporation dated October 20, 2004.